1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2007

KELLY SERVICES, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
(Address of principal executive offices)
(Zip Code)

(248) 362-4444
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 8, 2007, the Board of Directors of Kelly Services, Inc. adopted an amendment to Article VII of the Bylaws, which clarifies that indemnification of expenses is permissible in an action or proceeding in which a director or officer may be called upon to testify or provide documents. The full text of the amended Bylaws is set forth in Exhibit 3.2 to this report and is incorporated by reference into this Item 5.03.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

      3.2    Bylaws, as amended August 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: August 13, 2007

/s/ Daniel T. Lis
Daniel T. Lis

Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	Bylaws, as amended August 8, 2007